Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

DECEMBER 2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.
c/o WILLIAM J. FOX
1271 AVENUE OF THE AMERICAS
35th FLOOR
NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o SHAI WAISMAN
767 FIFTH AVENUE
NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

Date: January 14, 2010	By:	/s/ William J. Fox
William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:        AMENDED STATEMENT ☐

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers Holdings Inc. (“LBHI”) and Other Debtors and Other Controlled Subsidiaries
Basis of Presentation — Schedule of Cash Receipts and Disbursements	4
Schedule of Cash Receipts and Disbursements	5

LBHI
Basis of Presentation — Schedule of Professional Fee and Expense Disbursements	6
Schedule of Professional Fee and Expense Disbursements	7

LBHI
Quarterly Hedging Transactions Update	8
Schedule of Hedging Transactions as of December 31, 2009	9

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC(1)	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc.	08-13885	10/3/2008
Lehman Brothers Special Financing Inc.	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc.	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc.	08-13899	10/5/2008
Lehman Commercial Paper Inc.	08-13900	10/5/2008
Lehman Brothers Commercial Corporation	08-13901	10/5/2008
Lehman Brothers Financial Products Inc.	08-13902	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009
Merit LLC	09-17331	12/14/2009
LB Somerset LLC	09-17503	12/22/2009
LB Preferred Somerset LLC	09-17505	12/22/2009

(1)          On May 26, 2009, a motion was filed on behalf of Lehman Brothers Holdings Inc. seeking entry of an order pursuant to Section 1112(b) of the Bankruptcy Code to dismiss the Chapter 11 Case of PAMI Statler Arms LLC, with a hearing to be held on June 24, 2009.  On June 19, 2009, the motion was adjourned without a date for a continuation hearing.

The Chapter 11 case of Fundo de Investimento Multimercado Credito Privado Navigator Investimento No Exterior (Case No: 08-13903) has been dismissed.

The Chapter 11 case of Lehman Brothers Finance SA (Case No: 08-13887) has been dismissed.

LEHMAN BROTHERS HOLDINGS INC., (“LBHI”), AND OTHER DEBTORS AND OTHER CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

DECEMBER 1, 2009 TO DECEMBER 31, 2009

The information and data included in this Report are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This Monthly Operating Report, (“MOR”), is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.     This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

2.     This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.     The beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), treasury bills, and other investments.

4.     The ending cash balances are based on preliminary closing numbers and are subject to adjustment.

5.     Beginning and ending cash balances exclude cash that has been posted as collateral for derivatives hedging activity.

6.     Beginning and ending cash balances exclude cash related to LBHI’s wholly-owned indirect subsidiaries Aurora Bank FSB (formerly known as Lehman Brothers Bank FSB), Woodlands Commercial Bank (formerly known as Lehman Brothers Commercial Bank), Lehman Brothers Trust Company N.A., and Lehman Brothers Trust Company of Delaware.

7.    Intercompany transfers between Lehman entities are listed as disbursements for the paying entity and receipts for the receiving entity.

8.     The following entities have filed for protection under Chapter 11 of the Bankruptcy Code during the month of December and are included in the report herein:

a.     Merit LLC – filed December 14, 2009.

b.     LB Somerset LLC – filed December 22, 2009.

c.     LB Preferred Somerset LLC – filed December 22, 2009.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements

December 1, 2009 - December 31, 2009

Unaudited ($ in millions)

		Beginning Cash &							Ending Cash &
	Filing	Investments						FX	Investments
Legal Entity	Date	(12/1/09) (a)	Receipts		Transfers (b)	Disbursements (c)		Fluctuation (d)	(12/31/09) (e)
Lehman Brothers Holdings Inc.	9/15/2008	$2,474	$1,435	(f)	$5	(939	)(g)	$(10)	$2,964
LB 745 LLC	9/16/2008	—	—		—	—		—	—
PAMI Statler Arms LLC	9/23/2008	—	—		—	—		—	—
Lehman Brothers Special Financing Inc. (“LBSF”)	10/3/2008	5,118	571		—	(278	)(h)	(10)	5,401
Lehman Brothers Commodity Services Inc. (“LBCS”)	10/3/2008	1,176	44		—	(21)		(1)	1,198
Lehman Brothers OTC Derivatives Inc (“LOTC”)	10/3/2008	167	1		—	—		—	167
Lehman Commercial Paper Inc. (“LCPI”)	10/5/2008	3,546	897	(i)	—	(812	)(i)	(3)	3,628
Lehman Brothers Commercial Corporation (“LBCC”)	10/5/2008	472	15		—	—		—	488
Lehman Brothers Derivative Products Inc. (“LBDP”)	10/5/2008	387	—		—	—		—	387
Lehman Brothers Financial Products Inc (“LBFP”)	10/5/2008	426	1		—	(2)		—	425
CES Aviation LLC	10/5/2008	—	—		—	—		—	—
CES Aviation V LLC	10/5/2008	—	—		—	—		—	—
CES Aviation IX LLC	10/5/2008	—	—		—	—		—	—
East Dover Limited	10/5/2008	—	—		—	—		—	—
Lehman Scottish Finance L.P.	10/5/2008	2	—		—	—		—	2
Luxembourg Residential Properties Loan Finance	1/7/2009	—	—		—	—		—	—
BNC Mortgage LLC	1/9/2009	—	—		—	—		—	—
LB Rose Ranch LLC	2/9/2009	1	—		—	—		—	1
Structured Asset Securities Corporation (“SASCO”)	2/9/2009	—	—		—	—		—	—
LB 2080 Kalakaua Owners LLC	4/23/2009	—	—		—	—		—	—
Merit LLC	12/14/2009	—	—		—	—		—	—
LB Somerset LLC	12/22/2009	—	—		—	—		—	—
LB Preferred Somerset LLC	12/22/2009	—	—		—	—		—	—
Debtor Cash and Investment Flows - Domestically Managed (j)		13,769	$2,963		$5	$(2,051)		$(24)	14,661
Non-Debtor Cash and Investment Balances - Domestically Managed (j)		1,987							1,920
Debtor and Non-Debtor Cash and Investment Balances - Foreign Managed (k)		576							573
Total Cash and Investment Balances		$16,332							$17,154

Notes:
(a)	Beginning Cash & Investments balance has been restated from November 30, 2009 closing balance by ($2 million) for LBSF.
(b)	Reflects transfers from bank accounts managed in other regions to the US.
(c)

$264 million was disbursed from subsidiaries of LBHI to reimburse LBHI for estimated operating expenses and professional fees which had been paid by LBHI from June 2009 to November 2009, and are subject to adjustment and true-up (LBSF $180 million, LCPI $41 million, LBCS 21 million, LBFP $1 million, and Non-Debtors $21 million).

(d)	Reflects fluctuation in value in foreign currency bank accounts.
(e)

Ending Cash and Investments balances include approximately $2.6 billion of cash associated with pledged assets, court order segregated accounts, funds administratively held by banks, and other identified funds which may not belong to the Debtor or non-Debtor subsidiaries. These amounts are preliminarily estimated as follows: Debtors - LBHI $215 million, LBSF $310 million, LBCS $33 million, LCPI $1.9 billion, LBCC $8 million, Lehman Scottish Finance $2 million; Non-Debtors $100 million; and International $98 million, and are subject to adjustment. Ending cash balances also exlcude approximately $414 million in cash posted as collateral for derivatives hedging activity; broken down as follows: LBSF $390 million, LBFP $15 million, and LBCS $10 million. Cash pledged on or prior to September 15, 2008 by the Company in connection with certain documents executed by the Company and various financial institutions has been excluded from this report.

(f)

Includes $837 million in receipts from Aurora Bank associated with repayment of court approved repo financing transactions. On 12/31/09, there was $0 outstanding on the repo with Aurora Bank. Also includes $264 million in receipts from subsidiaries for estimated operating expenses and professional fees which had been paid by LBHI, and are subject to adjustment and true-up.

(g)	Reflects ordinary course outflows and other court approved disbursements, including court approved disbursements to Aurora Bank for repo financing transactions of $606 million.
(h)

Reflects $180 million transferred to LBHI for cost allocation, $71 million returned to a counterparty for a wire transfer sent in error in April 2009, $21 million posted as collateral for court approved hedging activity, and $6 million disbursements related to live trades.

(i)	LCPI, in its capacity as loan agreement agent, receives and passes along principal and interest to loan syndicate participants.
(j)	Represents bank accounts managed and reconciled by Lehman US operations, which may include cash associated with foreign entities. Foreign currency cash flows are reflected in USD equivalents.
(k)

Represents bank accounts managed and reconciled by Lehman foreign operations. Ending balance of $573 million includes Asia balance of $464 million, South America balance of $26 million and Europe balance of $83 million.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”)

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DATED FROM FILING DATE TO DECEMBER 31, 2009

The information and data included in this Report are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information from the Debtors internal systems, but note that such information may be incomplete in certain respects and the Debtors reserve all rights to revise this report. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities.

1.               This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

2.               This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.               The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers. The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs as cash payments are made to providers.

LEHMAN BROTHERS HOLDINGS INC.

Schedule of Professional Fee and Expense Disbursements (a)

December 2009

Unaudited ($ in thousands)

			Filing Date
		Dec-09	Through Dec-09 (b)
Debtors - Section 363 Professionals
Alvarez & Marsal LLC	Interim Management	$15,877	$218,297
Kelly Matthew Wright	Art Consultant and Auctioneer	—	47
Natixis Capital Markets Inc.	Derivatives Consultant	1,428	8,121
Debtors - Section 327 Professionals
Bingham McCutchen LLP	Special Counsel - Tax	590	8,516
Bortstein Legal LLC	Special Counsel - IT and Other Vendor Contracts	267	2,548
Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	1,250	13,032
Discover Ready LLC	eDiscovery Services	—	4,812
Ernst & Young LLP	Audit and Tax Services	71	1,367
Hudson Global Resources	Contract Attorneys	—	1,928
Huron Consulting	Tax Services	155	1,973
Jones Day	Special Counsel - Asia and Domestic Litigation	1,952	14,292
Lazard Freres & Co.	Investment Banking Advisor	3,219	17,118
McKenna Long & Aldridge LLP	Special Counsel - Commercial Real Estate Lending	907	3,227
Pachulski Stang Ziehl & Jones	Special Counsel - Real Estate	124	661
Reilly Pozner LLP	Special Counsel - Mortgage Litigation and Claims	211	1,763
Simpson Thacher & Bartlett LLP	Special Counsel - SEC Reporting, Asset Sales, and Congressional Testimony	25	2,117
Weil Gotshal & Manges LLP	Lead Counsel	—	127,143
Windels Marx Lane & Mittendorf, LLP	Special Counsel - Real Estate	153	750
Debtors - Claims and Noticing Agent
Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	3,741	6,514
Creditors - Section 327 Professionals
FTI Consulting Inc.	Financial Advisor	4,355	20,625
Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	487	5,683
Milbank Tweed Hadley & McCloy LLP	Lead Counsel	5,933	42,360
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	614	4,894
Richard Sheldon, Q.C.	Special Counsel - UK	—	74
Examiner - Section 327 Professionals
Duff & Phelps LLC	Financial Advisor	5,016	26,411
Jenner & Block LLP	Examiner	6,074	33,961
Fee Examiner
Feinberg Rozen LLP	Fee Examiner	75	418
Brown Greer Plc	Fee and Expense Analyst	87	87
Total Non-Ordinary Course Professionals		52,612	568,741
Debtors - Ordinary Course Professionals		2,280	19,134
US Trustee Quarterly Fees		—	483
Total Professional Fees and UST Fees		$54,892	$588,358

(a)

All professional fees have been paid by LBHI; however, a portion has been charged back to debtor and non-debtor subsidiaries based on the direct costs associated with each entity and an allocation methodology.

(b)

The figures reflected in this table represent cash disbursements from LBHI’s filing date through the end of December 2009 and do not include holdback amounts required by court order for Non-Ordinary Course Professionals. The figures do not include accruals.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”)

QUARTERLY HEDGING TRANSACTIONS UPDATE

AS OF DECEMBER 31, 2009

The information and data included in this report are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act.  LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”.  The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure.

On March 11, 2009, the United States Court for the Southern District of New York overseeing the Debtors’ chapter 11 cases (the “Court”) entered an “Order Pursuant to Sections 105 and 364 of the Bankruptcy Code Authorizing the Debtors to Grant First Priority Liens in Cash Collateral Posted in Connection With the Hedging Transactions the Debtors Enter Into Through Certain Futures and Prime Brokerage Account” [Docket No. 3047] (the “Derivatives Order”).

On July 16, 2009, the Court entered a separate “Order Pursuant to Sections 105 and 364 of the Bankruptcy Code Authorizing the Debtors to Grant First Priority Liens in Collateral Posted in Connection With the Hedging Transactions” [Docket No. 4423] (the “Residential Loan Order”).

Terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Derivatives Order or the Residential Loan Order, as the case may be.

The Debtors have prepared this Quarterly Hedging Transactions Update, as required by the Derivatives Order, based on the information available to the Debtors at this time, but note that such presentation is partially based on market pricing which is subject to day-to-day fluctuations. The Debtors reserve all rights to revise this report.

Derivatives Order.  Between the entry of the Derivatives Order and December 31, 2009 (the “Report Date”), the Debtors have proposed 12 Hedging Transactions to the Hedging Transactions Committee.  As of the Report Date, the Debtors had executed all 12 Hedging Transactions and posted an aggregate $414 million in cash collateral pursuant thereto.  The Open Derivative Positions correspond to 100 un-terminated derivative contracts with an estimated recovery value as of the Report Date equal to $812 million.  The expected recovery amounts are determined using various models, data sources, and certain assumptions regarding contract provisions. The Company expects to adjust the amounts recorded for the Open Derivative Positions in the future; such adjustments (including write-downs and write-offs) may be material.  For further description regarding derivative recovery values, please refer to the November 2009 Monthly Operating Report filed on December 14, 2009.

As of the Report Date, the Hedging Transactions were allocated to individual Debtors as set forth on the following page.

Residential Loan Order.  Between the entry of the Residential Loan Order and the Report Date, there were no Residential Hedging Transactions.

Lehman Brothers Holdings Inc.

As of December 31, 2009

Debtor	Collateral Posted For Hedging Transactions	Estimated Recovery Value of Receivables Being Hedged
Lehman Brothers Special Financing Inc. (LBSF)	$390,238,000	$802,757,351
Lehman Brothers Financial Products (LBFP)	14,500,000	2,669,285
Lehman Brothers Commodity Services (LBCS)	9,500,000	6,931,010

	$414,238,000	$812,357,646